UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 25, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-OPT1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-121990-03                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-OPT1 Asset Backed Pass-Through Certificates, Series 2005-OPT1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, Option One Mortgage Corporation, as Servicer, JPMorgan Chase Bank, N.A. as Securities Administrator, and U.S. Bank N.A, as Trustee.

     On August 25, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                J.P. Morgan Mortgage Acquisition Corp. 2005-OPT1
                Asset Backed Pass-Through Certificates, Series 2005-OPT1


                        J.P. MORGAN ACCEPTANCE CORPORATION I

                 By:    /s/ Brian McDonald
                        --------------------------------------------
                Name:   Brian McDonald
               Title:   Managing Director

                Date:   August 30, 2005

        Exhibit Index

      99.1     Statement to Certificateholders on August 25, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-OPT1
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-OPT1
                        STATEMENT TO CERTIFICATEHOLDERS
                                August 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1        612,849,000.00      612,849,000.00   19,489,988.54   1,886,425.83   21,376,414.37   0.00       0.00      593,359,011.46
A2        223,140,000.00      223,140,000.00   19,954,912.26     660,819.81   20,615,732.07   0.00       0.00      203,185,087.74
A3        303,284,000.00      303,284,000.00            0.00     928,491.33      928,491.33   0.00       0.00      303,284,000.00
A4         40,111,000.00       40,111,000.00            0.00     127,477.77      127,477.77   0.00       0.00       40,111,000.00
M1         60,404,000.00       60,404,000.00            0.00     197,005.13      197,005.13   0.00       0.00       60,404,000.00
M2         46,813,000.00       46,813,000.00            0.00     153,458.87      153,458.87   0.00       0.00       46,813,000.00
M3         29,447,000.00       29,447,000.00            0.00      97,267.12       97,267.12   0.00       0.00       29,447,000.00
M4         27,182,000.00       27,182,000.00            0.00      92,503.74       92,503.74   0.00       0.00       27,182,000.00
M5         24,917,000.00       24,917,000.00            0.00      85,210.95       85,210.95   0.00       0.00       24,917,000.00
M6         23,406,000.00       23,406,000.00            0.00      81,408.99       81,408.99   0.00       0.00       23,406,000.00
M7         21,141,000.00       21,141,000.00            0.00      82,692.14       82,692.14   0.00       0.00       21,141,000.00
M8         18,876,000.00       18,876,000.00            0.00      76,506.79       76,506.79   0.00       0.00       18,876,000.00
M9         15,101,000.00       15,101,000.00            0.00      66,869.12       66,869.12   0.00       0.00       15,101,000.00
M10        15,101,000.00       15,101,000.00            0.00      81,340.91       81,340.91   0.00       0.00       15,101,000.00
P                 100.00              100.00            0.00     522,204.24      522,204.24   0.00       0.00              100.00
R                   0.00                0.00            0.00           0.00            0.00   0.00       0.00                0.00
TOTALS  1,461,772,100.00    1,461,772,100.00   39,444,900.80   5,139,682.74   44,584,583.54   0.00       0.00    1,422,327,199.20
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C       1,510,095,312.15    1,510,095,312.15            0.00   4,204,642.64    4,204,642.64   0.00       0.00    1,470,650,249.19
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
A1      46626laa8    1,000.00000000     31.80226865         3.07812500         34.88039365     968.19773135       A1     3.693750 %
A2      46626lab6    1,000.00000000     89.42776849         2.96145832         92.38922681     910.57223151       A2     3.553750 %
A3      46626lac4    1,000.00000000      0.00000000         3.06145834          3.06145834   1,000.00000000       A3     3.673750 %
A4      46626lad2    1,000.00000000      0.00000000         3.17812495          3.17812495   1,000.00000000       A4     3.813750 %
M1      46626lae0    1,000.00000000      0.00000000         3.26145835          3.26145835   1,000.00000000       M1     3.913750 %
M2      46626laf7    1,000.00000000      0.00000000         3.27812509          3.27812509   1,000.00000000       M2     3.933750 %
M3      46626lag5    1,000.00000000      0.00000000         3.30312494          3.30312494   1,000.00000000       M3     3.963750 %
M4      46626lah3    1,000.00000000      0.00000000         3.40312486          3.40312486   1,000.00000000       M4     4.083750 %
M5      46626laj9    1,000.00000000      0.00000000         3.41979171          3.41979171   1,000.00000000       M5     4.103750 %
M6      46626lak6    1,000.00000000      0.00000000         3.47812484          3.47812484   1,000.00000000       M6     4.173750 %
M7      46626lal4    1,000.00000000      0.00000000         3.91145830          3.91145830   1,000.00000000       M7     4.693750 %
M8      46626lam2    1,000.00000000      0.00000000         4.05312513          4.05312513   1,000.00000000       M8     4.863750 %
M9      46626lan0    1,000.00000000      0.00000000         4.42812529          4.42812529   1,000.00000000       M9     5.313750 %
M10     46626lap5    1,000.00000000      0.00000000         5.38645851          5.38645851   1,000.00000000       M10    6.463750 %
P       N/A          1,000.00000000      0.00000000 5,222,042.40000000  5,222,042.40000000   1,000.00000000       P      0.000000 %
TOTALS               1,000.00000000     26.98430268         3.51606296         30.50036565     973.01569732
------------------------------------------------------------------------------------------   -------------   -----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
C       N/A          1,000.00000000      0.00000000         2.78435580          2.78435580     973.87909052       C      0.000000 %
------------------------------------------------------------------------------------------   -------------   -----------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

Principal Funds:
                         Scheduled Principal Payments (Total)                                                           959,994.48
                                                Group 1                                                                 538,486.95
                                                Group 2                                                                 421,507.53

                         Principal Prepayments (Total)                                                               37,572,236.43
                                                Group 1                                                              18,466,505.80
                                                Group 2                                                              19,105,730.63

                         Curtailments (Total)                                                                           122,337.16
                                                Group 1                                                                  50,111.46
                                                Group 2                                                                  72,225.70

                         Curtailment Interest Adjustments (Total)                                                        -8,374.79
                                                Group 1                                                                  -5,501.34
                                                Group 2                                                                  -2,873.45

                         Repurchase Principal (Total)                                                                         0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Substitution Amounts (Total)                                                                         0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Net Liquidation Proceeds (Total)                                                                     0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00
                         Other Principal Adjustments (Total)                                                            798,869.68
                                                Group 1                                                                 440,465.79
                                                Group 2                                                                 358,403.89
Interest Funds:

                         Gross Interest                                                                               9,203,058.82
                                                Group 1                                                               4,770,652.27
                                                Group 2                                                               4,432,406.55

                         Servicing Fees                                                                                 377,324.61
                                                Group 1                                                                 196,064.62
                                                Group 2                                                                 181,259.99

                         Trustee Fees                                                                                     3,775.24
                                                Group 1                                                                   1,961.75
                                                Group 2                                                                   1,813.49

Prepayment Penalties:
                         Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected                      82
                                                Group 1                                                                         50
                                                Group 2                                                                         32

                         Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected          19,167,661.13
                                                Group 1                                                               8,884,212.96
                                                Group 2                                                              10,283,448.17

                         Amount of Prepayment Penalties Collected                                                       522,204.24
                                                Group 1                                                                 226,087.13
                                                Group 2                                                                 296,117.11

Available Remitance Amount                                                                                           48,267,021.93

                         Principal Remittance Amount (Total)                                                         39,445,062.96
                                                Group 1                                                              19,490,068.66
                                                Group 2                                                              19,954,994.30

                         Interest Remittance Amount (Total)                                                           8,821,958.97
                                                Group 1                                                               4,572,625.90
                                                Group 2                                                               4,249,333.07
Pool Detail:
                         Beginning Number of Loans Outstanding                                                               8,217
                                                Group 1                                                                      5,163
                                                Group 2                                                                      3,054

                         Ending Number of Loans Outstanding                                                                  8,051
                                                Group 1                                                                      5,060
                                                Group 2                                                                      2,991

                         Beginning Aggregate Loan Balance                                                         1,510,095,312.15
                                                Group 1                                                             784,698,105.44
                                                Group 2                                                             725,397,206.71

                         Ending Aggregate Loan Balance                                                            1,470,650,249.19
                                                Group 1                                                             765,208,036.78
                                                Group 2                                                             705,442,212.41

                         Current Advances                                                                                     0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Aggregate Advances                                                                                   0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Weighted Average Remaning Term To Maturity                                                            \02
                                                Group 1                                                                     354.00
                                                Group 2                                                                     355.00

                         Weighted Average Net Mortgage Rate                                                              7.01039 %
                                                Group 1                                                                  6.99269 %
                                                Group 2                                                                  7.02953 %


                         Delinquent Mortgage Loans
                                                                              Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                    1               68,743.57                   0.01 %
                                                2 Month                    0                    0.00                   0.00 %
                                                3 Month                    0                    0.00                   0.00 %
                                                Total                      1               68,743.57                   0.01 %

                                                                               Group 2
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                    1              203,489.04                   0.03 %
                                                2 Month                    0                    0.00                   0.00 %
                                                3 Month                    0                    0.00                   0.00 %
                                                 Total                     1              203,489.04                   0.03 %

                                               * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                        Bankrupticies
                                                 Group        Number of      Principal
                                                 Number         Loans         Balance      Percentage
                                                     1           0              0.00            0.00%
                                                     2           0              0.00            0.00%

                                Group 1 Bankruptcy Reporting:

                         Number of Bankruptcy Loans that are Current                                           0
                         Principal Balance of Bankruptcy Loans that are Current                             0.00
                         Number of Bankruptcy Loans that are 1 Month Delinquent                                0
                         Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                  0.00
                         Number of Bankruptcy Loans that are 2 Months Delinquent                               0
                         Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                 0.00
                         Number of Bankruptcy Loans that are 3+ Months Delinquent                              0
                         Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                0.00
                         Total Number of Bankruptcy Loans                                                      0
                         Total Principal Balance of Bankruptcy Loans                                        0.00

                                Group 2 Bankruptcy Reporting:
                         Number of Bankruptcy Loans that are Current                                           0
                         Principal Balance of Bankruptcy Loans that are Current                             0.00
                         Number of Bankruptcy Loans that are 1 Month Delinquent                                0
                         Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                  0.00
                         Number of Bankruptcy Loans that are 2 Months Delinquent                               0
                         Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                 0.00
                         Number of Bankruptcy Loans that are 3+ Months Delinquent                              0
                         Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                0.00
                         Total Number of Bankruptcy Loans                                                      0
                         Total Principal Balance of Bankruptcy Loans                                        0.00

                        Foreclosures
                                                 Group        Number of      Principal
                                                 Number         Loans         Balance      Percentage
                                                     1           0              0.00            0.00%
                                                     2           0              0.00            0.00%

                                 Group 1 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                         0
                         Principal Balance of Foreclosure Loans that are Current                           0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                              0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                             0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent               0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                            0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent              0.00
                         Total Number of Foreclosure Loans                                                    0
                         Total Principal Balance of Foreclosure Loans                                      0.00

                                Group 2 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                         0
                         Principal Balance of Foreclosure Loans that are Current                           0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                              0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                             0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent               0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                            0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent              0.00
                         Total Number of Foreclosure Loans                                                    0
                         Total Principal Balance of Foreclosure Loans                                      0.00




                         REO Properties

                                              Group        Number of      Principal
                                              Number         Loans         Balance      Percentage
                                                1           0              0.00            0.00%
                                                2           0              0.00            0.00%

                                  Group 1 REO Reporting:
                         Number of REO Loans that are Current                                                 0
                         Principal Balance of REO Loans that are Current                                   0.00
                         Number of REO Loans that are 1 Month Delinquent                                      0
                         Principal Balance of REO Loans that are 1 Month Delinquent                        0.00
                         Number of REO Loans that are 2 Months Delinquent                                     0
                         Principal Balance of REO Loans that are 2 Months Delinquent                       0.00
                         Number of REO Loans that are 3+ Months Delinquent                                    0
                         Principal Balance of REO Loans that are 3+ Months Delinquent                      0.00
                         Total Number of REO Loans                                                            0

                         Total Principal Balance of REO Loans                                              0.00
                                                Group 2 REO Reporting:
                         Number of REO Loans that are Current                                                 0
                         Principal Balance of REO Loans that are Current                                   0.00
                         Number of REO Loans that are 1 Month Delinquent                                      0
                         Principal Balance of REO Loans that are 1 Month Delinquent                        0.00
                         Number of REO Loans that are 2 Months Delinquent                                     0
                         Principal Balance of REO Loans that are 2 Months Delinquent                       0.00
                         Number of REO Loans that are 3+ Months Delinquent                                    0
                         Principal Balance of REO Loans that are 3+ Months Delinquent                      0.00
                         Total Number of REO Loans                                                            0
                         Total Principal Balance of REO Loans                                              0.00


                         Loan Level REO - Schedule

                                             Group                               Schedule Principal
                                             Number      Loan Number  REO Date        Balance
                                                                                        0.00

                        Principal Liquidations by Group occurred in this Distribution
                        Group           Number of       Principal       Percentage
                        Number          Loans           Balance

                        1               0               0.00                0.00%
                        2               0               0.00                0.00%
                        Total           0               0.00                0.00%



                                        Realized Loss by Group

Group Number    Current Loss    Cumulative Loss    Ending Balance       Balance of            Net Liquidation
                                                                        Liquidated Loans        Proceeds
        1          0.00             0.00             765,208,036.78        0.00                    0.00
        2          0.00             0.00             705,442,212.41        0.00                    0.00
   Total           0.00             0.00           1,470,650,249.19        0.00                    0.00

Loss Detail:

                         Current Realized Losses- Reduced by Recoveries                                                       0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Cumulative Realized Losses - Reduced by Recoveries                                                   0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Current Applied Losses                                                                               0.00
                         Cumulative Applied Losses                                                                            0.00

Trigger Event                                                                                                                   NO
                         TEST I - Trigger Event Occurrence                                                                      NO
                         (Is Delinquency Percentage > 36% of of Senior Enhancement Percetage ?)
                         Delinquency Percentage                                                                          0.00000 %
                         36% of of Senior Enhancement Percetage                                                          8.09547 %
                         OR
                         TEST II - Trigger Event Occurrence                                                                     NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                         Cumulative Realized Losses as % of Original Loan Bal                                            0.00000 %
                         Required Cumulative Loss %                                                                      0.00000 %

O/C Reporting
                         Targeted Overcollateralization Amount                                                       48,323,049.99
                         Ending Overcollateralization Amount                                                         48,323,049.99
                         Ending Overcollateralization Deficiency                                                              0.00
                         Overcollateralization Release Amount                                                               162.16
                         Monthly Excess Interest                                                                      4,204,642.64
                         Payment to Class C                                                                           4,204,642.64



Certificate Interest Shortfall Detail:
Interest Carry Forward:
                         Interest Carryforward Balance with respect to such Distribution Date
                                                Class A-1                                                            0.00
                                                Class A-2                                                            0.00
                                                Class A-3                                                            0.00
                                                Class A-4                                                            0.00
                                                Class M-1                                                            0.00
                                                Class M-2                                                            0.00
                                                Class M-3                                                            0.00
                                                Class M-4                                                            0.00
                                                Class M-5                                                            0.00
                                                Class M-6                                                            0.00
                                                Class M-7                                                            0.00
                                                Class M-8                                                            0.00
                                                Class M-9                                                            0.00
                                                Class M-10                                                           0.00

                         Interest Carryforward Amount Paid This Period                                               0.00
                                                Class A-1                                                            0.00
                                                Class A-2                                                            0.00
                                                Class A-3                                                            0.00
                                                Class A-4                                                            0.00
                                                Class M-1                                                            0.00
                                                Class M-2                                                            0.00
                                                Class M-3                                                            0.00
                                                Class M-4                                                            0.00
                                                Class M-5                                                            0.00
                                                Class M-6                                                            0.00
                                                Class M-7                                                            0.00
                                                Class M-8                                                            0.00
                                                Class M-9                                                            0.00
                                                Class M-10                                                           0.00

                         Interest Carryforward Amount Occured This Period                                            0.00
                                                Class A-1                                                            0.00
                                                Class A-3                                                            0.00
                                                Class A-2                                                            0.00
                                                Class A-4                                                            0.00
                                                Class M-1                                                            0.00
                                                Class M-2                                                            0.00
                                                Class M-3                                                            0.00
                                                Class M-4                                                            0.00
                                                Class M-5                                                            0.00
                                                Class M-6                                                            0.00
                                                Class M-7                                                            0.00
                                                Class M-8                                                            0.00
                                                Class M-9                                                            0.00
                                                Class M-10                                                           0.00

                         Remaining Interest Carryforward Amount
                                                Class A-1                                                            0.00
                                                Class A-2                                                            0.00
                                                Class A-3                                                            0.00
                                                Class A-4                                                            0.00
                                                Class M-1                                                            0.00
                                                Class M-2                                                            0.00
                                                Class M-3                                                            0.00
                                                Class M-4                                                            0.00
                                                Class M-5                                                            0.00
                                                Class M-6                                                            0.00
                                                Class M-7                                                            0.00
                                                Class M-8                                                            0.00
                                                Class M-9                                                            0.00
                                                Class M-10                                                           0.00

Amounts Received with respect to the Yield Maintenance Agreement                                                     0.00

Basis Risk Reserve Fund Account:
                         Beginning Balance                                                                       1,000.00
                         Additions to the Basis Risk Reserve Fund                                                    0.00
                         Divident Earnings on the Basis Risk Reserve Fund                                            0.00
                         Withdrawals from the Basis Risk Reserve Fund                                                0.00
                         Ending Balance                                                                          1,000.00

Basis Risk Reserve Carryover:
                         Interest Carryover Balance with respect to such Distribution Date
                                                Class A-1                                                            0.00
                                                Class A-2                                                            0.00
                                                Class A-3                                                            0.00
                                                Class A-4                                                            0.00
                                                Class M-1                                                            0.00
                                                Class M-2                                                            0.00
                                                Class M-3                                                            0.00
                                                Class M-4                                                            0.00
                                                Class M-5                                                            0.00
                                                Class M-6                                                            0.00
                                                Class M-7                                                            0.00
                                                Class M-8                                                            0.00
                                                Class M-9                                                            0.00
                                                Class M-10                                                           0.00

                         Interest Carryover Amount Occured This Period
                                                Class A-1                                                            0.00
                                                Class A-2                                                            0.00
                                                Class A-3                                                            0.00
                                                Class A-4                                                            0.00
                                                Class M-1                                                            0.00
                                                Class M-2                                                            0.00
                                                Class M-3                                                            0.00
                                                Class M-4                                                            0.00
                                                Class M-5                                                            0.00
                                                Class M-6                                                            0.00
                                                Class M-7                                                            0.00
                                                Class M-8                                                            0.00
                                                Class M-9                                                            0.00
                                                Class M-10                                                           0.00

                         Interest Carryover Amount Paid This Period
                                                Class A-1                                                            0.00
                                                Class A-2                                                            0.00
                                                Class A-3                                                            0.00
                                                Class A-4                                                            0.00
                                                Class M-1                                                            0.00
                                                Class M-2                                                            0.00
                                                Class M-3                                                            0.00
                                                Class M-4                                                            0.00
                                                Class M-5                                                            0.00
                                                Class M-6                                                            0.00
                                                Class M-7                                                            0.00
                                                Class M-8                                                            0.00
                                                Class M-9                                                            0.00
                                                Class M-10                                                           0.00

                         Remaining Interest Carryover Amount
                                                Class A-1                                                            0.00
                                                Class A-2                                                            0.00
                                                Class M-1                                                            0.00
                                                Class A-3                                                            0.00
                                                Class A-4                                                            0.00
                                                Class M-2                                                            0.00
                                                Class M-3                                                            0.00
                                                Class M-4                                                            0.00
                                                Class M-5                                                            0.00
                                                Class M-6                                                            0.00
                                                Class M-7                                                            0.00
                                                Class M-8                                                            0.00
                                                Class M-9                                                            0.00
                                                Class M-10                                                           0.00

Non-Supported Interest Shortfall:

                         Total Prepayment Interest Shortfall occured this distribution                               0.00

                         Prepayment Interest Shortfall Allocated to Class A-1                                        0.00
                         Prepayment Interest Shortfall Allocated to Class A-2                                        0.00
                         Prepayment Interest Shortfall Allocated to Class A-3                                        0.00
                         Prepayment Interest Shortfall Allocated to Class A-4                                        0.00
                         Prepayment Interest Shortfall Allocated to Class M-1                                        0.00
                         Prepayment Interest Shortfall Allocated to Class M-2                                        0.00
                         Prepayment Interest Shortfall Allocated to Class M-3                                        0.00
                         Prepayment Interest Shortfall Allocated to Class M-4                                        0.00
                         Prepayment Interest Shortfall Allocated to Class M-5                                        0.00
                         Prepayment Interest Shortfall Allocated to Class M-6                                        0.00
                         Prepayment Interest Shortfall Allocated to Class M-7                                        0.00
                         Prepayment Interest Shortfall Allocated to Class M-8                                        0.00
                         Prepayment Interest Shortfall Allocated to Class M-9                                        0.00
                         Prepayment Interest Shortfall Allocated to Class M-10                                       0.00
                         Prepayment Interest Shortfall Allocated to Class C                                          0.00

                         Total Relief Act Interest Shortfall occured this distribution                               0.00

                         Relief Act Interest Shortfall Allocated to Class A-1                                        0.00
                         Relief Act Interest Shortfall Allocated to Class A-2                                        0.00
                         Relief Act Interest Shortfall Allocated to Class A-3                                        0.00
                         Relief Act Interest Shortfall Allocated to Class A-4                                        0.00
                         Relief Act Interest Shortfall Allocated to Class M-1                                        0.00
                         Relief Act Interest Shortfall Allocated to Class M-2                                        0.00
                         Relief Act Interest Shortfall Allocated to Class M-3                                        0.00
                         Relief Act Interest Shortfall Allocated to Class M-4                                        0.00
                         Relief Act Interest Shortfall Allocated to Class M-5                                        0.00
                         Relief Act Interest Shortfall Allocated to Class M-6                                        0.00
                         Relief Act Interest Shortfall Allocated to Class M-7                                        0.00
                         Relief Act Interest Shortfall Allocated to Class M-8                                        0.00
                         Relief Act Interest Shortfall Allocated to Class M-9                                        0.00
                         Relief Act Interest Shortfall Allocated to Class M-10                                       0.00
                         Relief Act Interest Shortfall Allocated to Class C                                          0.00

Available Net Funds Cap to Libor Certificates                                                                    7.010386

One-Month LIBOR for Such Distribution Date                                                                       3.463750

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                         Class A-1                                                                               3.693750
                         Class A-2                                                                               3.553750
                         Class A-3                                                                               3.673750
                         Class A-4                                                                               3.813750
                         Class M-1                                                                               3.913750
                         Class M-2                                                                               3.933750
                         Class M-3                                                                               3.963750
                         Class M-4                                                                               4.083750
                         Class M-5                                                                               4.103750
                         Class M-6                                                                               4.173750
                         Class M-7                                                                               4.693750
                         Class M-8                                                                               4.863750
                         Class M-9                                                                               5.313750
                         Class M-10                                                                              6.463750

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                         Deferred Amount with respect to such Distribution Date
                                                Class M-1                                                            0.00
                                                Class M-2                                                            0.00
                                                Class M-3                                                            0.00
                                                Class M-4                                                            0.00
                                                Class M-5                                                            0.00
                                                Class M-6                                                            0.00
                                                Class M-7                                                            0.00
                                                Class M-8                                                            0.00
                                                Class M-9                                                            0.00
                                                Class M-10                                                           0.00

                         Deferred Amount Paid This Period                                                            0.00
                                                Class M-1                                                            0.00
                                                Class M-2                                                            0.00
                                                Class M-3                                                            0.00
                                                Class M-4                                                            0.00
                                                Class M-5                                                            0.00
                                                Class M-6                                                            0.00
                                                Class M-7                                                            0.00
                                                Class M-8                                                            0.00
                                                Class M-9                                                            0.00
                                                Class M-10                                                           0.00

                         Deferred Amount Occured This Period                                                         0.00
                                                Class M-1                                                            0.00
                                                Class M-2                                                            0.00
                                                Class M-3                                                            0.00
                                                Class M-4                                                            0.00
                                                Class M-5                                                            0.00
                                                Class M-6                                                            0.00
                                                Class M-7                                                            0.00
                                                Class M-8                                                            0.00
                                                Class M-9                                                            0.00
                                                Class M-10                                                           0.00

                         Remaining Deferred Amount
                                                Class M-1                                                            0.00
                                                Class M-2                                                            0.00
                                                Class M-3                                                            0.00
                                                Class M-4                                                            0.00
                                                Class M-5                                                            0.00
                                                Class M-6                                                            0.00
                                                Class M-7                                                            0.00
                                                Class M-8                                                            0.00
                                                Class M-9                                                            0.00
                                                Class M-10                                                           0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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